AMENDMENT NO. 3 TO
                       AMENDED AND RESTATED LOAN AGREEMENT

         AMENDMENT dated as of June 27, 1997 among FURMANITE PLC (formerly KANEB UK PLC), a company incorporated under the laws of England and Wales (registered number 2530049) (the "Borrower"), KANEB INTERNATIONAL INC., a Delaware corporation ("Holding"), the financial institutions which are party to the Loan Agreement hereinafter referred to (each a "Bank" and collectively, the "Banks"), and BANK OF SCOTLAND, as agent for the Banks under such Loan Agreement (in such capacity, the "Agent"), to the AMENDED AND RESTATED LOAN AGREEMENT dated as of May 3, 1991 (as amended by an amendment thereto dated as of December 7, 1994, and as further amended by an amendment thereto dated as of July 15, 1996, the "Loan Agreement") among the Borrower, Holding, the Banks and the Agent.

                              W I T N E S S E T H :

         WHEREAS, the Borrower and Holding have advised the Agent and the Banks that they desire to enter into and consummate the Australian Transaction (as defined below) and the Norwegian Transaction (as defined below);

         WHEREAS, the Borrower and Holding have requested that the Revolving Credit Loan Commitment be increased to $25,000,000 and that the Banks make $5,475,047.86 in new term loans under the Loan Agreement;

         WHEREAS, the Australian Transaction (the "Australian Transaction") involves the following: (i) the establishment by Holding of Furmanite Offshore Services Inc., a direct and wholly-owned Subsidiary of Holding incorporated under the laws of the State of Delaware ("FOSI"); (ii) the establishment by FOSI of Denon Pty Ltd. (ACN 078 420 112), a corporation incorporated under the laws of Australia ("F-Australia"); (iii) the borrowing by F-Australia of A$5.0 million from BOS International (Australia) Limited ("BOS Australia"); (iv) the lending by Holding to FOSI of A$1.1 million (the "Holding/FOSI (Australia)
Advance"); (v) the contribution of A$1.0 million by FOSI to the capital of F-Australia; (vi) the lending by the Borrower of $5,475,047.86 million to Holding (the "Borrower/Holding (Australia) Advance"); (vii) the acquisition by F-Australia of certain assets from Furmanite Australia Pty Limited (ACN 004 792
312) (the "Australian Seller") for A$6.1 million pursuant to the Australian Acquisition Agreement; (viii) the acquisition by Holding of certain intangible assets from the Australian Seller for A$2.5 million pursuant to the Australian Acquisition Agreement; (x) the issuance by the Issuer of a Letter of Credit for the account of the Borrower in favor of BOS Australia in a Stated Amount of A$5.0 million; (xi) the establishment by FOSI of V&P Engineering Ltd. (AK/860-863), a corporation incorporated and the laws of New Zealand and "F-New Zealand"; (xii) the contribution of A$100,000 by FOSI to the capital of F-New Zealand and (xiii) the acquisition by Holding and F-New Zealand of certain assets for A$300,000 pursuant to the New Zealand Acquisition Agreement;

         WHEREAS, the Norwegian Transaction (the "Norwegian Transaction") involves the following: (i) the establishment by FOSI of Furmanite Holding AS, a corporation organized under the laws of Norway ("Norway Holdings"); (ii) the establishment by Norway Holdings of Furmanite Norse Services AS, a corporation organized under the laws of Norway ("Norway Opco"); (iii) the borrowing by Holding from the Borrower of NOK4.0 million (the "Borrower/Holding (Norway) Advance"), and on-lending by Holding to FOSI of NOK4.0 million (the "Holding/FOSI (Norway) Advance"), and the contribution by FOSI to the capital of Norway Holdings of NOK4.0 million; (iv) the borrowing by the Borrower under the Agreement of the Dollar Equivalent of NOK4.0 million; (vi) the borrowing by Norway Holdings of NOK17.0 million from Christiania Bank og Kreditkasse ASA ("Christiania"); (vi) the issuance by the Issuer of a Letter of Credit for the account of the Borrower for the benefit of Christiania in a Stated Amount of NOK17,700,000 million; (vii) the lending by Norway Holdings of NOK9.0 million to Norway Opco (the "Norway Holding/Norway Opco Advance"); (viii) the purchase by Norway Opco of certain assets from Norse Services AS pursuant to the Norwegian Acquisition Agreement for NOK9.0 million; (ix) the purchase by Norway Holdings from KOSI of 100% of the stock of Furmanite AS for NOK12.0 million in cash and NOK2.0 million in the form of a promissory note; and (x) the purchase by Norway Opco of all of the outstanding shares of Wachs Norge AS pursuant to the Norwegian Acquisition Agreement;

         WHEREAS, certain of the foregoing transactions and parts thereof are prohibited by the Loan Agreement;

         WHEREAS, Holding and the Borrower have asked the Agent and the Banks to execute this Amendment and, subject to the terms and conditions contained herein, the Agent and the Banks are amenable to doing so;

         NOW, THEREFORE, it is agreed:

1.  Definitions.

         (1) All the terms used herein which are defined in the Loan Agreement (including, to the extent any such terms are to be amended by this Amendment, as if such terms were already amended by this Amendment, unless the context shall indicate otherwise) shall have the same meanings when used herein unless otherwise defined herein. All references to Sections in this Amendment shall be deemed references to Sections in the Loan Agreement unless otherwise specified.

         (2) As used in this Amendment, the following terms shall have the following meanings:

                  "A$" shall mean the lawful currency of Australia.

                  "NOK" shall mean the lawful currency of Norway.

2. Effect of Amendment. As used in the Loan Agreement (including all Exhibits thereto), the Notes and the other Loan Documents and all other instruments and documents executed in connection with any of the foregoing, on and subsequent to the Amendment Closing Date (as hereafter defined), any reference to the Loan Agreement shall mean the Loan Agreement as amended hereby.

3.  Defined Terms.

         (1) Annex I to the Loan Agreement is hereby amended by adding the following paragraphs thereto in the appropriate alphabetical place:

                  "A$" shall mean the lawful currency of Australia.

                  "Australian Acquisition Agreement" shall mean the Asset Purchase Agreement among Furmanite Australia Pty Ltd., Sierra Nominees Pty Ltd., Crestside Pty Ltd., Anthony Edward Blackhouse, Andrew Turnour and F-Australia dated as of June 30, 1997.

                  "Australian Transaction" shall mean (i) the establishment by FOSI of F-Australia; (ii) the borrowing by F-Australia of A$5.0 million from BOS Australia; (iii) the lending by Holding to FOSI of A$1.1 million (the "Holding/FOSI (Australia) Advance"); (iv) the contribution of A$1.1 million by FOSI to the capital of F-Australia; (v) the lending by the Borrower of $5,475,047.86 million to Holding (the "Borrower/Holding (Australia) Advance"); (vi) the acquisition by F-Australia of certain assets from Furmanite Australia Pty Limited (ACN 004 792 312) (the "Australian Seller") for A$6.1 million pursuant to the Australian Acquisition Agreement; (vii) the acquisition by Holding of certain intangible assets from the Australian Seller for A$2.5 million pursuant to the Australian Acquisition Agreement; (viii) the issuance by the Issuer of a Letter of Credit for the account of the Borrower in favor of BOS Australia in a Stated Amount of A$5.0 million;
         (ix) the establishment by FOSI of F-New Zealand; (x) the contribution of A$100,000 by FOSI to the capital of F-New Zealand and (xi) the acquisition by Holding and F-New Zealand of certain assets for A$300,000 pursuant to the New Zealand Acquisition Agreement;

                  "Borrower/Holding   (Australia)   Advance"  -  as  defined  in
         "Australian Transaction".

                  "Borrower/Holding/   (Norway)   Advance"   -  as   defined  in
         "Norwegian Transaction"

                  "BOS Australia" shall mean BOS International (Australia) Limited.

                  "BOS Australia Advances" - shall mean the loans in the aggregate principal amount of approximately A$5,000,000 made by BOS Australia pursuant to the BOS Australia Loan Documents.

                  "BOS Australia L/C" shall mean the letter of credit that may issued by the Issuer in favor of BOS Australia pursuant to Section 2A.1(f) in the Stated Amount of A$5.0 million in connection with the Australian Transaction.

                  "BOS Australia Loan Documents" shall mean the A$ Revolving Loan Facility between BOS Australia and F-Australia, dated June 27, 1997 and security agreements and other agreements, documents and instruments related thereto executed by F-Australia on or about the NTAD.

                  "Christiania" shall mean Christiania Bank og Kreditkasse ASA.

                  "Christiania Advance" shall mean the loan in the principal amount of NOK17,000,000 which may made by Christiania pursuant to the Christiania Loan Documents.

                  "Christiania L/C" shall mean the letter of credit that may be issued by the Issuer pursuant to Section 2A.1(f) in favor of Christiania in the Stated Amount of NOK17,700,000 in connection with the Norwegian Transaction.

                  "Christiania Loan Documents" shall mean the letter agreement between Christiania and Furmanite Holding AS dated May 23, 1997 relating to the borrowing by Norway Holdings of NOK17,000,000 and all agreements, documents, notes and other instruments entered into pursuant thereto or in connection therewith on or about the Norwegian Closing Date.

                  "F-Australia"   shall  mean  Denon  Pty  Ltd.,  a  corporation
         organized under the laws of Australia.

                  "F-New Zealand" shall mean V&P Engineering Ltd., a corporation organized under the laws of New Zealand.

                  "Holding/FOSI (Australia) Advance" - as defined in "Australian Transaction".

                  "Holding/FOSI (Norway) Advance" - as defined in "Norwegian Transaction".

                  "New  Third   Amendment"  shall  mean  the  amendment  to  the
         Agreement (as then in effect) designated as Amendment No. 3 to Amended and Restated Loan Agreement and dated as of June 27, 1997.

                  "New Third Amendment Date" shall have the same meaning as the term "Amendment Closing Date" in the New Third Amendment.

                  "New Zealand Acquisition Agreement" - shall mean the Asset Purchase Agreement among Furmanite V&P Engineering Ltd., Furmanite Australia Pty. Ltd., and F-New Zealand dated as of June 30, 1997.

                  "1997 Intercompany Notes" - Section 8.3(xxii).

                  "1997 Term Loans" - Section 2.4A.

                  "1997 Term Note" shall mean a promissory note of the Borrower substantially in the form of Exhibit T-1 to the New Third Amendment as such Note may be from time to time amended, supplemented, restated or otherwise modified.

                  "NOK" shall mean the lawful currency of Norway.

                  "Norway   Holdings"  shall  mean  Furmanite   Holdings  AS,  a
         corporation organized under the laws of Norway.

                  "Norway   Holdings/KOSI  Note"  -  as  defined  in  "Norwegian
         Transaction".

                  "Norway   Holdings/Norway   Opco  Advance"  -  as  defined  in
         "Norwegian Transaction".

                  "Norway Opco" shall mean Furmanite Norse Services AS, a corporation organized under the laws of Norway.

                  "Norwegian   Closing  Date"  -  the  date  on  which  (i)  all
         conditions set forth in Section 23 of the NTA are satisfied and (ii) the Christiania Advance is made.

                  "Norwegian   Acquisition   Agreement"  shall  mean  the  Asset
         Purchase Agreement between Norse Services AS and Norway Opco in the form of the draft therof dated June 18, 1997.

                  "Norwegian  Transaction"  shall mean (i) the  establishment by
         FOSI of Norway Holdings; (ii) the establishment by Norway Holdings of Norway Opco; (iii) the borrowing by Holding from the Borrower of NOK4.0 million (the "Borrower/Holding (Norway) Advance"), and on-lending by Holding to FOSI of NOK4.0 million (the "Holding/FOSI (Norway) Advance"), and the contribution by FOSI to the capital of Norway Holdings of NOK4.0 million; (iv) the borrowing by the Borrower under the Agreement of the Dollar Equivalent of NOK4.0 million; (vi) the borrowing by Norway Holdings of NOK17.0 million from Christiania; (vi) the issuance by the Issuer of the Christiania L/C in a Stated Amount of NOK17,700,000 million; (vii) the lending by Norway Holdings of NOK9.0 million to Norway Opco (the "Norway Holding/Norway Opco Advance");
         (viii) the purchase by Norway Opco of certain assets from Norse Services AS pursuant to the Norwegian Acquisition Agreement for NOK9.0 million; (ix) the purchase by Norway Holdings from KOSI of 100% of the stock of Furmanite AS for NOK12.0 million in cash and NOK2.0 million in the form of a promissory note (the "Norway Holding/KOSI Note"); and (x) the purchase by Norway Opco of all of the outstanding shares of Wachs Norge AS pursuant to the Norwegian Acquisition Agreement.

                  "NTA" - shall mean the New Third Amendment.

                  "NTAD" shall mean the New Third Amendment Date.

                  "Transactions" shall mean, individually and collectively, the Australian Transaction and the Norwegian Transaction.

         (2) The following defined terms in Annex I are hereby amended to read in their entirety as follows:

                  "Base Rate (US) Differential" shall mean, from and after the NTAD, 0.25%; provided that from and after the date subsequent to the NTAD of delivery to the Agent of a certificate of Holding's chief financial officer which states that (and provides calculations (using the calculation method set forth in Section 8.22, but including 100% of Long-Term Debt in such calculations) in form and substance satisfactory to the Agent evidencing that) the ratio of Long-Term Debt of the Consolidated Group at the end of the most recently completed four fiscal quarter period to EBITDA of the Consolidated Group (as so calculated) for such four fiscal quarter period was less than 2.5 to 1.0, Base Rate (US) Differential shall mean 0%, if and only if on the date of delivery of such certificate and on the date of the last such completed fiscal quarter, no Default or Event of Default exists.

                  "Commitments" shall mean each Term Loan Commitment, each 1997 Term Loan Commitment and each Revolving Credit Loan Commitment.

                  "Eurocurrency Differential" shall mean, from and after the NTAD, 1.25%; provided that from and after the date subsequent to the NTAD of delivery to the Agent of a certificate of Holding's chief financial officer which states that (and provides calculations (using the calculation method set forth in Section 8.22, but including 100% of Long-Term Debt in such calculations) in form and substance satisfactory to the Agent evidencing that) the ratio of Long-Term Debt of the Consolidated Group at the end of the most recently completed four fiscal quarter period to EBITDA of the Consolidated Group (as so calculated) for such four fiscal quarter period was less than 2.5 to 1.0, Eurocurrency Differential shall mean 1.0%, if and only if on the date of delivery of such certificate and on the date of the last such completed fiscal quarter, no Default or Event of Default exits.

                  "Determination Date" shall mean the last Business Day of each calendar quarter and, for purposes of Section 2.5(a), each such other date or dates on which the Agent shall notify the Borrower that it has calculated the Dollar Equivalent of the LC Obligations.

                  "Note" shall mean a Term Note, a Revolving Credit Note or a 1997 Term Note, and Notes shall mean Term Notes, Revolving Credit Notes and 1997 Term Notes.

                  "Specified Percentage" shall mean (a) with respect to the Stated Amount of the Carlisle LC, .75% (b) with respect to all other Letters of Credit other than the BOS (Australia) Letter of Credit, the Eurocurrency Differential then applicable with respect to LIBOR Loans, and (c) with respect to the BOS (Australia) Letter of Credit, 0%.

                  "Term Loan" shall mean a Term Loan (as defined in Section 2.1(a)) and, for all purposes other than Section 2.1, 2.3 or 2.4(a), a 1997 Term Loan.

         (3) The following defined terms in Annex I are hereby amended as follows:

                  "Foreign Guarantor": to insert Denon Pty Limited and V&P Engineering Ltd. and, after the occurrence of the Norwegian Closing Date (unless excused pursuant to Section 23 of the NTA), Furmanite Holdings AS and Furmanite Norse Services AS.

                  "Guarantee Agreements": to add the following at the end thereof:

                  "Guarantee   Agreements"  shall  also  include  each  guaranty
         delivered by any Subsidiary of Holdings or the Borrower pursuant to the New Second Amendment or the New Third Amendment.

                  "Loan Party":  to add the words "or FOSI" at the end thereof.

                  "Security Agreement": to add the following at the end thereof:

                  "Security   Agreements"   shall  also  include  each  security
         agreement delivered pursuant to the New Third Amendment.

                  "Significant Subsidiary": to add the following at the end thereof:

                  Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document (including, without limitation, the definition of "Insignificant Subsidiary" in this Annex I), (i) each of FOSI and F-Australia shall be a Significant Subsidiary for so long as it is a Subsidiary of Borrower or Holding; (ii) each of Norway Holdings and Norway Opco shall be a Significant Subsidiary for so long as it is a Subsidiary of Borrower or Holding, except that neither such Subsidiary shall be a Significant Subsidiary for purposes of
                  Section 7.20 unless it shall have executed and delivered a Guaranty Agreement, Security Agreement and Pledge Agreement satisfactory to the Agent.

4. Section 2.3. The first sentence of Section 2.3(b) is hereby amended to read as follows:

                  "The Term Note of each Bank shall be substantially in the form of Exhibit P-1 to the New First Amendment and the Revolving Credit Note of each Bank shall be substantially in the form of Exhibit RC-I to the New Third Amendment."

5. Section 2.4A. A new Section, Section 2.4A, is added to the Loan Agreement, immediately after Section 2.4 of the Loan Agreement, as follows:

                  "Section 2.4A. 1997 Term Loans. (a) Subject to the terms and conditions set forth herein, on the NTAD each Bank severally agrees to make a term loan to the Borrower (each a "1997 Term Loan") in the amount set forth opposite its name under on Schedule 2.1 hereto under the heading "1997 Term Loan Commitment" (for each Bank, its "1997 Term Loan Commitment" and collectively for all Banks, the "1997 Term Loan Commitments"). The borrowing from the Banks pursuant to this Section 2.4A shall be (1) in a single advance, (2) in an aggregate principal amount not to exceed $5,475,047.86 and (3) made from each Bank pro rata on the basis of the 1997 Term Loan Commitment of each Bank.

                  (b) The Banks shall not be required to make the 1997 Term Loans unless such Loans are made, in accordance with the provisions of this Agreement, on or prior to June 30, 1997 (or such later date as the Agent agrees to in writing).

                  (c) The Borrower shall give telephonic (confirmed on the same date by telecopier or otherwise in writing) or written notice to the Agent of the proposed borrowing of the 1997 Term Loans hereunder, which notice shall specify the proposed Borrowing Date (which shall be a Business Day); the total amount of the proposed borrowing; and shall be given no later than 9:00 a.m., Closing Office Time on the proposed Borrowing Date.

                  (d) (i) The Borrower's obligation to pay the principal of, and interest on, the 1997 Term Loan of each Bank shall be evidenced by a 1997 Term Note payable to the order of such Bank.

                      (ii) The 1997 Term Note of each Bank shall be in substantially the form of:

                  Exhibit T-1 to the New Third  Amendment  and be in an original
                  principal   amount   equal  to  such  Bank's  1997  Term  Loan
                  Commitment and shall be secured by the Security Documents.

                  (e) The Borrower shall repay the 1997 Term Loans on the last Business Day of each month indicated below (each such date, a "1997 Term Loan Repayment Date") by the amount indicated along side each such Repayment Date:


         Last Business Day of                                Amount
             December 1997                                  $300,000

               June 1998                                    $300,000
             December 1998                                  $300,000

               June 1999                                    $300,000
             December 1999                                  $300,000

               June 2000                                    $300,000
                December 2000                               $675,047.86

               June 2001                                  $1,500,000
             December 2001                                $1,500,000

                  On each 1997 Term Loan Repayment Date, an aggregate principal amount of the 1997 Term Loans equal to the amount required to be paid on such date shall mature and become due and payable. If for any reason the Borrower borrows less than the full amount to the 1997 Term Loan Commitment, amounts not borrowed will be deducted from the amount of the 1997 Term Loan due at final maturity and thereafter from the installments due on the 1997 Term Loans pursuant to this Section 2.4(e) in inverse order of maturity.

                  (f) All  amounts  applied  to the 1997 Term  Loans  under this
         Section 2.4A and the other provisions of this Agreement shall be applied ratably to the 1997 Term Loans then outstanding and shall be applied first to the portion of principal thereof payable at final maturity and thereafter to the installments due on the 1997 Term Loans pursuant to Section 2.4A(e) in inverse order of maturity.

                  (g) Amounts prepaid pursuant to this Section 2.4(A) may not be reborrowed. All prepayments received by the Agent pursuant to this
         Section 2.4A or pursuant to the other provisions  Sections 2.5, 2.6 and
         2.7 shall be distributed by the Agent in accordance with the provisions of Section 5.3."

                  (h) The proceeds of the 1997 Term Loans will be used by the Borrower solely to make the Borrower/Holding Australia Advance, and used by Holding solely to consummate the Australian Transaction.

6. Section 2A. Section 2A of the Loan Agreement is amended by inserting therein a new Section 2A.1(f) as follows:

                  "(f) (i) Notwithstanding any provision of this Section 2A.1 to the contrary, the Borrower shall be permitted to request (by way of an Issuance Request) that the Issuer issue the BOS Australia L/C, and, subject to the terms and conditions of this Agreement (including, without limitation, Section 6A and Section 2A but excluding Section 2A.1(b)(iv)), on the NTAD the Issuer shall issue the BOS Australia L/C, and such letter of credit shall constitute a Letter of Credit for all purposes of this Agreement; provided, however, that (i) all reimbursements under Section 2A.4 for amounts disbursed under the BOS Australia L/C shall be made in Dollars, in the Dollar Equivalent of each disbursement thereunder, (ii) unpaid Reimbursement Obligations thereunder pursuant to the fourth sentence of Section 2A.4 shall be converted into Dollars and (iii) all Deemed Disbursements shall be deemed to have been made in A$ and reimbursements in respect thereof under Section 2A.6 shall be made in A$.

                       (ii) Notwithstanding any provision of this Section 2A.1 to the contrary, the Borrower shall be permitted to request (by way of an Issuance Request) that the Issuer issue the Christiania L/C and, subject to the terms and conditions of this Agreement (including, without limitation, Section 6A and Section 2A but excluding Section 2A.1(b)(iv)), on the Norwegian Closing Date, provided that such date occurs on or prior to July 31, 1997, the Issuer shall issue the Christiania L/C, and such letter of credit shall constitute a Letter of Credit for all purposes of this Agreement; provided, however, that (i) all reimbursements under Section 2A.4 for amounts disbursed under the Christiania L/C shall be made in Dollars, in the Dollar Equivalent of each disbursement thereunder, (ii) unpaid Reimbursement Obligations thereunder pursuant to the fourth sentence of Section 2A.4 shall be converted into Dollars and (iii) all Deemed Disbursements shall be deemed to have been made in NOK and reimbursements in respect thereof under Section 2A.6 shall be made in NOK."

7. Section 4.1. Section 4.1 is amended by deleting the percentage A2 of 1% and replacing such percentage with A0.35%".

8.  Sections  4.7 and 4.8.  Section 4 is amended by adding the  following  after
Section 4.6 therein:

                  "4.7 Continuation Fee. The Borrower agrees to pay to the Agent on the NTAD (for the account of the Banks party to this Agreement on NTAD) a non-refundable continuation fee of $100,000. The Borrower's obligation to pay this fee is an obligation of the Borrower under the Agreement and is secured by the Security Documents and entitled to the benefits of the Guarantee Agreements.

                  "4.8 Amendment Fee. The Borrower agrees to pay to the Agent on the NTAD (for the account of the Banks party to this Agreement on the
         NTAD), a non-refundable facility amendment fee of $35,000. The Borrower's obligation to pay this fee is an obligation of the Borrower under this Agreement and is secured by the Security Documents and entitled to the benefits of the Guarantee Agreement."

9.  Section 8.1. Section 8.1(b) is amended and restated in full as follows:

                  "(b) Holding will not enter into any business or activity other than its ownership of the capital stock of the Borrower, FAI, FOSI, KOSI and its ownership and licensing to its Subsidiaries of intellectual property rights and, to the extent Holding's board of directors directs, its participation in the management and business of the Borrower, FAI, FOSI and KOSI."

10. Section 8.2. Section 8.2 is amended by adding a new subclause (j) at the end thereof, as follows:

                  "(j) and Liens by Furmanite Australia in favor of BOS Australia pursuant to the BOS Australia Loan Documents until all BOS Australia Advances are paid in full;"

11. Section 8.3.  Section 8.3 is amended by adding new clauses (xx),  (xxi) and
(xxii) to the end thereof as follows:

          "and
                  (xx) indebtedness of Furmanite Australia to BOS Australia consisting of the BOS Australia Advances;
                   (xxi) provided that the Norwegian Closing Date occurs on or prior to July 31, 1997 unsecured indebtedness of Norway Holdings to Christiania consisting of the Christiania Advance; and
                  (xxii) the following intercompany indebtedness: (A)(i) the Holding/FOSI (Australia) Advance, and (ii) the
                           Borrower/Holding (Australia) Advance; and (B) provided that the Norwegian Closing Date occurs on or prior to July 31, 1997, (i) the Borrower/Holding (Norway) Advance; (ii) the Holding/FOSI (Norway) Advance, (iii) the Norway Holdings/Norway Opco Advance, and (iv) the Norway Holdings/FOSI Note; provided, that each such indebtedness referred to in clause (A) and (B) above is evidenced by an intercompany note in the form of Exhibit IC-I to the New Third Amendment (all such notes, the "1997 Intercompany Notes") which is pledged to the Agent pursuant to the Security Documents."

12. Section 8.5. Section 8.5 of the Loan Agreement is amended by adding the following at the end of the first proviso to such Section (after clause (f) of such proviso):

                  "and, provided, further, that the Borrower, Holding and their respective subsidiaries may make the advances referred to in clause
         (xxii) of Section 8.3 to the extent permitted by said clause (xxii)."

13. Section 8.12. Section 8.12(a) of the Loan Agreement is amended by adding, following clause (iv) thereof, the following clause:

                  "or (v) provided that the Norwegian Closing Date occurs on or prior to July 31, 1997 the sale by KOSI to Norway Holdings of 100% of the capital stock of Furmanite AS in connection with the consummation of the Norwegian Transaction, on the terms provided in the definition thereof;"

14. Section 8.13. The chart in Section 8.13 is amended to read in its entirety as follows:

                       Calendar Year             Amount
                       -------------             ------
                             1993             $3,000,000
                             1994              3,560,000
                             1995              5,000,000
                             1996              5,000,000
                             1997              6,000,000
                             1998              6,000,000
                             1999              6,000,000
                             2000              6,000,000
                             2001              6,000,000


15. Section 8.10. Section 8.10 of the Loan Agreement is amended by adding the following clause at the end thereof:

                  "provided that, (i) Holding, F-Australia and F-New Zealand shall be permitted to purchase assets pursuant to the Australian Acquisition Agreement provided that such purchases are made substantially in accordance with the terms of the Australian Acquisition Agreement and for consideration not in excess of that set forth in the definition of "Australian Transaction", and (ii) Norway Holdings and Norway Opco shall be permitted to purchase assets pursuant to the Norwegian Acquisition Agreement, provided that (A) the Norwegian Closing Date occurs on or prior to July 31, 1997, and (B) such purchases are made substantially in accordance with the terms of the Norwegian Acquisition Agreement and for consideration not in excess of that set forth in the definition of "Norwegian Transaction"."

16. Section 8.27. Section 8.27 is amended by inserting after the words "the Tax Allocation Agreement," in the third line thereof, the following words: "the Christiania Loan Documents, the BOS (Australia) Loan Documents, the Australian Acquisition Agreement, the New Zealand Acquisition Agreement the Norwegian Acquisition Agreement".

17. Consents. In reliance on the agreements and the accuracy of the representations and warranties of Borrower and Holding contained elsewhere in this Amendment, (i) the Agent and the Banks hereby consent, for purposes of
Section 8.12(b) and Section 8.14 of the Loan Agreement, to (A) the organization by Holding of FOSI and (B) the organization by FOSI of F-Australia and F-New Zealand; (ii) provided that the Norwegian Closing Date occurs on or prior to July 31, 1997, the Agent and the Banks hereby consent to the organization by FOSI of Norway Holdings, to the organization by Norway Holdings of Norway Opco and to the acquisition by Norway Opco of Wachs Norge AS pursuant to the Norwegian Acquisition Agreement; and (iii) the Agent and Required Banks hereby consent to the change of Holding's name to Furmanite Worldwide Inc. (it being agreed by the Borrower and Holding that from and after the date of such name change, each reference to Holding in the Agreement and each other Loan Document shall (unless the context otherwise requires in order to provide the Agent and Banks with the intended benefits thereof) be deemed to refer to Holding with its name so changed).

18. Section 10.5.Section 10.5 of the Loan Agreement is hereby amended by adding the following as clause (h) at the end thereof:

                  "(h) On and after the Amendment Closing Date, Holding will own 100% of the issued and outstanding shares of capital stock of FOSI and FOSI will own 100% of the issued and outstanding shares of capital stock of F-Australia and of F-New Zealand. On and after the Norwegian Closing Date, FOSI will own 100% of the issued and outstanding shares of capital stock of Norway Holdings, Norway Holdings will own 100% of the issued and outstanding shares of capital stock of Norway Opco and Furmanite AS, and Norway Opco will own 100% of the issued and outstanding shares of capital stock of Wachs Norge AS."

19.  Schedules.  Schedule 2.1 to this  Amendment is hereby deemed to be Schedule
2.1 to the Agreement.

20. Representations. To induce the Agent and the Banks to enter into this Amendment and to grant the consent contained herein, Holding and the Borrower hereby jointly and severally represent and warrant to the Banks and the Agent as follows (which representations and warranties shall survive the execution, delivery and effectiveness of this Amendment):

                  (1) The execution and delivery by each Credit Party (to the extent it is party thereto) of this Amendment, the Confirming Consent, the Notes being delivered on the NTAD, and all other amendments and agreements being delivered on the NTAD or pursuant thereto and such Person's performance of such Loan Documents and the Agreement as amended by this Amendment and the consummation of the transactions contemplated under this Amendment and such other Loan Documents and the use of the proceeds of the Loans have been duly authorized by all necessary corporate and stockholder action.

                  (2) This Amendment, the Agreement as amended by this Amendment, the Confirming Consent, the US Pledge Agreement as amended by Amendment No. 3 thereof and the Notes being delivered on the NTAD and all other amendments and agreements delivered on the NTAD or pursuant thereto are the legal, valid and binding obligations of the Credit Parties party thereto, enforceable in accordance with their respective terms subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (3) The Security Documents secure or guarantee, as the case may be, all Loans whether made before, on or after the NTAD. No amendments need to be made in any of the Security Documents, nor does any action need to be taken, to effectuate the provisions of the preceding sentence.

                  (4) The priority of all Liens in favor of the Agent and the Banks under the Security Documents (whether in respect of Loans made before, on or after the NTAD) shall be the same as the priority of all Liens immediately prior to the NTAD with respect to Loans outstanding immediately prior to the NTAD.

                  (5) No Default or Event of Default exists.

                  (6) All representations and warranties contained in the Agreement and in the other Loan Documents or otherwise made by the Borrower or any other Credit Party in connection with any of the foregoing are true and correct in all material respects with the same effect as though such representations and warranties were now being made.

21. Effectiveness. This Amendment shall become effective when and as of the date (the "Amendment Closing Date") that each of the following conditions have been fulfilled to the satisfaction of the Agent (or waived by the Agent). The first date on which all of the following conditions have been so satisfied (or so waived) is herein referred to as the "Amendment Closing Date". If the Amendment Closing Date shall not have occurred by the close of business (New York time) on July 1, 1997 (or such later date as may be specified to by the Agent in writing), this Amendment shall be deemed rescinded, null and void:

                  (1) The Borrower, Holding, and the Banks shall have executed a copy hereof and delivered the same to the Agent at 565 Fifth Avenue, New York, New York 10017 (Attention: John Kelly) or, in the case of the Banks, shall have given to the Agent written notice (actually received) that the same has been signed and is being sent to the Agent.

                  (2) The Borrower, KSI, FAI, FOSI, each UK Guarantor and each Foreign Guarantor shall have each executed a confirming consent, substantially in the form of Annex A hereto or otherwise satisfactory to the Agent (each, a "Confirming Consent"), and delivered the same to the Agent.

                  (3) There shall have been delivered to the Agent a certificate of an authorized officer and of the secretary of each of the Borrower, Holding, F-Australia, F-New Zealand and FOSI, with respect to the various transactions referred to herein, along with resolutions authorizing the same, specimen signatures and incumbency certificates, in form and substance satisfactory to the Agent, certified copies of the Charter Documents of each such Person (other than the Borrower) and a short form and long-form good-standing certificate of FOSI, which in each case, shall be satisfactory to the Agent in all respects.

                  (4) The Borrower shall have delivered the 1997 Term Note and the Revolving Credit Note in the form of Exhibit RC-1 hereto to the Agent.

                  (5) Amendment No. 3 to the Pledge Agreement (adding, inter alia FOSI as a Pledgor and referring to the pledge of stock of F-Australia, F-New Zealand and FOSI and to the 1997 Intercompany Notes) along with such shares of stock with accompanying stock powers endorsed in blank and such 1997 Intercompany Notes, endorsed in blank, shall have been delivered to the Agent.

                  (6) FOSI shall have executed and delivered to the Agent the Security Agreement in the form of Exhibit S-1 hereto.

                  (7) Guaranty Agreements in the form of Exhibit G-1 hereto, shall have been executed and delivered to the Agent by each of FOSI, F-Australia and F-New Zealand.

                  (8) Each of F-Australia, F-New Zealand and FOSI shall have appointed CT Corporation Systems, 1633 Broadway, New York, New York as their agent for service of process.

                  (9) Borrower and Holding shall have delivered to the Agent copies, certified by an officer of Holding, of the Australian Acquisition Agreement, the New Zealand Acquisition Agreement and the BOS Australia Loan Documents, and evidence satisfactory to the Agent that the Australian Transaction shall have been consummated substantially in accordance with the definition thereof, the Australian Acquisition Agreement and the New Zealand Acquisition Agreement and that no material provision of either such Acquisition Agreement shall have been amended or waived by any party thereto (other than the sellers, in the case of a waiver).

                  (10) The Borrower shall have requested the making of the 1997 Term Loans and the conditions of Section 6A of the Agreement shall have been satisfied with respect thereto on such date (after giving effect to the amendments and consent contained herein).

                  (11)  Holding and the  Borrower  shall have  delivered  to the
         Agent:

         (a) a legal opinion from Michael Glazer, Esq., counsel for the Credit Parties (or other counsel satisfactory to the Agent), covering (x) the matters set forth in Annex B hereto, and (y) such other matters as the Agent or any Bank shall reasonably request;

         (b) a legal opinion of Messrs. Herbert Smith, UK Counsel for the Credit Parties, covering (x) the matters set forth in Annex C hereto and (y) such other matters as the Agent or any Bank shall reasonably request; and

         (c) a legal opinion of Messrs. Coors, Chambers, Westgarth, Australian counsel for the Credit Parties, covering (x) the matters set forth on Annex D hereto and (y) such other matters as the Agent or any Bank shall reasonably request.

                  (12) The continuation fee referred to in Section 4.7 of the Agreement and the Amendment fee referred to in Section 4.8 of the Agreement shall have been paid to the Agent.

                  (13)  The   Borrower's   shall  have   delivered   a  solvency
         certificate in the form of Exhibit SC-1 hereto to the Agent.

         All agreements, documents, and other instruments required to be delivered to the Agent pursuant to this Section 21 shall be in form and substance satisfactory to the Agent.

22. Post-Closing Obligations. To induce the Agent and the Banks to enter into this Amendment and to grant the consent contained herein, Holding and the Borrower hereby jointly and severally agree to deliver (or cause to be delivered) to the Agent (unless the Agent shall have agreed otherwise in writing):

                  (1) on or before July 10, 1997 (or such later date as the Agent shall have consented to in writing), the items listed below:

         (a) Such Form UCC-1 financing statements executed by FOSI and Holding as Agent shall request;

         (b) Evidence of all recordations necessary or requested by Agent to perfect security interests granted by F-Australia and F-New Zealand to BOS Australia;

         (c) Such agreements, instruments, documents and papers as the Agent may reasonably request to evidence the security interest in all intellectual property acquired by Holding pursuant to the Australian Transaction in form appropriate for recordation in the U.S. Patent and Trademark Office (if applicable) and such other offices as the Agent shall designate, executed by Holding; and

         (d) A confirming consent (in form acceptable to the Agent) executed by Furmanite East Asia Limited and Furmanite SA.

         (e) An acceptance by CT Corporations Systems, satisfactory to the Agent, of its appointments as agent for service of process of FOSI, F-Australia and F-New Zealand.

         (f) 100% of the issued and outstanding shares of capital stock of Norway Holdings along with stock powers duly executed in blank, unless the Borrower delivers an opinion of Norwegian counsel to the Borrower to the effect that the pledge by FOSI of such shares of capital stock would violate Norwegian law;

         (g)      To the extent any filings or actions not referred to in clause
                  (A) above are required or, in the reasonable opinion of Agent, desirable, as a result of this Amendment or with respect to the transactions contemplated hereby, evidence that all such filings and all other actions with respect to the Liens or maintenance of the priority or perfection thereof created by the Security Documents (including, without limitation, any notations on the books and records of any Credit Party or any public register and whether in respect of Loans or other extensions of credit made before, on or after the NTAD), have been taken or made;

         (h) Charter Documents of F-Australia and F-New Zealand and officer and secretary certificates thereof (to the extent not provided pursuant to Section 21), satisfactory to the Agent;

         (i) Originals of the 1997 Intercompany Notes in form satisfactory to the Agent and share certificates of F-Australia and F-New Zealand (to the extent not provided pursuant to Section 21;

         (j)      An opinion of UK counsel to Holding  satisfactory to the Agent
                  supplementing   the   opinion  by  such   counsel   previously
                  delivered;

                  (2) On or before July 3, 1997, (A) copies of all filings made by Holding with the Secretary of State of Delaware with respect to the change of name of Holding to Furmanite Worldwide, Inc. and (B) a certificate, reasonably satisfactory to the Agent, of a senior officer of the Borrower and Holding to the effect set forth in Section 21
         (i)[and (c) to the extent not delivered pursuant to Section 21(m), the solvency certificate referred to therein].

                  (3) On or before August 15, 1997 (or such later date as the Agent may in writing specify), an amendment and restatement of the Loan Agreement as prepared by the Agent, which takes account of this and prior amendments and includes such conforming changes as are required by the Agent and other changes as may be agreed upon between the parties.

                  The failure by the Borrower or Holding to comply with any of the provisions of this Section on or before such date (or such later date as the Agent shall have consented to in writing) shall be an Event of Default (without any "grace period") as fully as if same were set forth in full in Section 9 of the Loan Agreement.

                  (4)  Conditions  to  Extensions  of Credit  for the  Norwegian
         Transaction. The Banks shall not be required to make any Loans in connection with the Norwegian Transaction and the Issuer shall not be required to issue the Christiania LC unless, at the time of the making of such Loan or the issuing of such letter of credit, the following conditions shall have been satisfied (waived in writing by the Required Banks):

                  (a) All conditions set forth in Section 6A of the Loan Agreement shall be satisfied;

                  (b) There shall have been delivered to the Agent a certificate of an authorized officer and of the secretary of each of the Borrower, Norway Holdings, Norway Opco and FOSI with respect to the various credit events relating to the Norwegian Transaction and the other aspects of the Norwegian Transaction, along with resolutions authorizing the same, specimen signatures and incumbency certificates, in form and substance satisfactory to the Agent, and certified copies of the Charter Documents of Norway Holdings and Norway Opco;

                  (c) Norway Holdings and Norway Opco shall have executed and delivered to the Agent a Security Agreement in form of Exhibit S-1 hereto (with such modifications as are required by Norwegian law) unless the Borrower shall have delivered an opinion of Norwegian counsel that no such agreement may be delivered by such Person under Norwegian law, notwithstanding modification of the form of such agreement and Norway Holdings, the Borrower and Holding (and such other Persons as the Agent shall require) shall have executed an amendment to the Pledge Agreement pursuant to which Norway Holding becomes a party thereto and pledges and delivers to the Agent 100% of the outstanding shares of stock of Norway Opco (along with stock powers endorsed in blank) unless the Borrower shall have delivered an opinion of Norwegian counsel that no such agreement may be delivered by such Person under Norwegian law, notwithstanding modification of the form of such agreement ;

                  (d) Norway Holdings and Norway Opco shall have executed and delivered to the Agent Guaranty Agreements in the form of Exhibit __ hereto (with such modifications as are required by Norwegian law) unless the Borrower shall have delivered an opinion of Norwegian counsel that no such agreement may be delivered by such Person under Norwegian law, notwithstanding modification of the form of such agreement, and appointed CT Corporation Systems, 1633 Broadway, as their agent for service of process and shall have delivered to the Agent CT Corporation Systems' acceptance of such appointment;

                  (e) Borrower and Holding shall have delivered to the Agent copies, certified by an officer of Holding, of the Norwegian Acquisition Agreement and the Christiania Loan Documents and evidence satisfactory to the Agent that the Norwegian Transaction shall have been consummated substantially in accordance with the definition thereof and the Norwegian Acquisition Agreement and that no provision of such Acquisition Agreement shall have been amended, or waived by any Loan Party or Subsidiary thereof, along with a certificate of a senior officer of the Borrower and Holding to such effect;

                  (f) Holding and Borrower shall have delivered to the Agent a legal opinion of Norwegian counsel to the Borrower, covering such matters as the Agent or any Bank shall reasonably request;

                  (g) Holding and Borrower shall have delivered to the Agent evidence of all recordations necessary or requested by the Agent to perfect security interests granted by Norway Holding and Norway Opco (if such interests are granted); and

                  (h) Holding and the Borrower shall have delivered or caused to be delivered such other agreements, instruments and documents as are reasonably requested by the Agent.

                  All agreements, documents and other instruments required to be delivered to the Agent pursuant to this Section 23 shall be in form and substance satisfactory to the Agent.

                  (5) Limited Nature of Amendments. The amendments, waivers (if any) and consents (if any) set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to any waiver of, or modification of, any other term or condition of the Loan Agreement or any of the documents referred to therein or (b) prejudice any right or rights which the Banks or the Agent may now have or may have in the future under or in connection with the Loan Agreement or any of the documents referred to therein. Except as expressly amended hereby, the terms and provisions of the Loan Agreement shall remain in full force and effect.

                  (6) Integration. THIS AMENDMENT, THE LOAN AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE MATTERS COVERED HEREBY AND THEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  (7) Governing Law. THIS AMENDMENT, INCLUDING THE VALIDITY THEREOF AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (8) Counterparts. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument. Telecopied signatures hereto shall be of the same force and effect as an original of a manually signed copy.

                  (9) Headings. The descriptive headings of the various provisions of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

BANK OF SCOTLAND,
  individually and as Agent

By:        //s//

FURMANITE PLC
  (formerly KANEB UK plc)

By:      //s//

KANEB INTERNATIONAL INC.

By:     //s//


                               AMENDMENT NO. 4 TO
                       AMENDED AND RESTATED LOAN AGREEMENT

         AMENDMENT dated as of December 15, 1997 among FURMANITE PLC (formerly KANEB UK PLC), a company incorporated under the laws of England and Wales (registered number 2530049) (the "Borrower"), FURMANITE WORLDWIDE INC. (formerly KANEB INTERNATIONAL INC.), a Delaware corporation ("Holding"), the financial institutions which are party to the Loan Agreement hereinafter referred to (each a "Bank" and collectively, the "Banks"), and BANK OF SCOTLAND, as agent for the Banks under such Loan Agreement (in such capacity, the "Agent"), to the AMENDED AND RESTATED LOAN AGREEMENT dated as of May 3, 1991 (as amended by an amendments thereto dated as of December 7, 1994, July 15, 1996, and June 27, 1997, the "Loan Agreement") among the Borrower, Holding, the Banks and the Agent.

                              W I T N E S S E T H :

         WHEREAS, the Borrower and Holding have advised the Agent and the Banks that they desire that KOSI, or after the KOSI/FOSI Merger, FOSI, sell the shares of stock of Furmanite AS owned by it to Furmanite Holding A/S ("Norway Holdings");

         WHEREAS, in connection with such sale, the Borrower and Holding desire that Norway Holdings borrow NOK 10,000,000 from Christiania Bank og Kreditkasse ASA ("Christiania") and that Bank of Scotland issue a Letter of Credit in a stated amount of NOK10,225,000 in favor of Christiana;

         WHEREAS, the Norwegian Transaction (as defined in Amendment No. 3 to Amended and Restated Loan Agreement dated as of June 27, 1997 ("Amendment No. 3")) did not occur;

         WHEREAS, the Borrower and Holding desire to amend certain references and provisions that were added to the Loan Agreement by Amendment No. 3;

         WHEREAS, the Borrower and Holding have advised the Agent and the Banks that KOSI and FOSI desire to enter into a merger transaction whereby KOSI would be merged into FOSI;

         WHEREAS, certain of the foregoing transactions and parts thereof are prohibited by the Loan Agreement unless permitted by this Amendment;

         WHEREAS, Holding and the Borrower have asked the Agent and the Banks to execute this Amendment and, subject to the terms and conditions contained herein, the Agent and the Banks are amenable to doing so;

         NOW, THEREFORE, it is agreed:

23.  Definitions.

                  (1) All the terms used herein which are defined in the Loan Agreement (including, to the extent any such terms are to be amended by this Amendment, as if such terms were already amended by this Amendment, unless the context shall indicate otherwise) shall have the same meanings when used herein unless otherwise defined herein. All references to Sections in this Amendment shall be deemed references to Sections in the Loan Agreement unless otherwise specified.

                  (2) As used in this Amendment, the term "NOK" shall mean the lawful currency of Norway.

24. Effect of Amendment. As used in the Loan Agreement (including all Exhibits thereto), the Notes and the other Loan Documents and all other instruments and documents executed in connection with any of the foregoing, on and subsequent to the applicable effectiveness date set forth herein any reference to the Loan Agreement shall mean the Loan Agreement as amended hereby.

25.  Defined Terms.

                  (1) Annex I to the Loan Agreement is hereby amended by adding the following paragraphs thereto in the appropriate alphabetical place:

         (a) "FOSI" shall mean Furmanite Offshore Services, Inc., a wholly owned subsidiary of Holding incorporated under the laws of Delaware.

         (b) "Furmanite AS Closing Date" shall mean the date on which each of the following has been satisfied (i) all aspects of Furmanite AS Transaction shall have occurred; and (ii) all conditions set forth in Section 21 of the NFTA shall have been satisfied or waived by the Agent.

         (c) "Furmanite AS Transaction" shall mean (i) the establishment by FOSI of Norway Holdings; (ii)the contribution by FOSI to the capital of Norway Holdings of NOK4.0 million from the proceeds of the Holding/FOSI (Australia) Advance; (iii) the borrowing by Norway Holdings of the Christiania Advance; (iv) the issuance by the Issuer of the Christiania L/C in a Stated Amount of NOK10,225,000 million; and (v) the purchase by Norway Holdings from KOSI, or if after the KOSI/FOSI merger, FOSI, of 100% of the stock of Furmanite AS for NOK14.0 million in cash.

         (d) "KOSI/FOSI Merger" shall have the meaning assigned to such term in Section 18(b) of the NFTA.

         (e) "New Fourth Amendment" shall mean the amendment to the Agreement (as then in effect) designated as Amendment No. 4 to Amended and Restated Loan Agreement and dated as of December 15, 1997.

         (f)      "New Fourth Amendment Date" shall have the same meaning as the
                  term  AAmendment   Final  Closing  Date"  in  the  New  Fourth
                  Amendment.

         (g)      "NFTA" - shall mean the New Fourth Amendment.

         (h)      "NFTAD" shall mean the New Fourth Amendment Date.

                  (2) The following defined terms in Annex I are hereby amended to read in their entirety as follows:

         (a) "Australian Transaction" shall mean (i) the establishment by FOSI of F-Australia; (ii) the borrowing by F-Australia of A$5.0 million from BOS Australia; (iii) the lending by Holding to FOSI of $1,380,068 (the AHolding/FOSI (Australia) Advance"); (iv) the contribution of A$1,000,000 by FOSI to the capital of F-Australia; (v) the lending by the Borrower of
                  ,1,961,257 to Holding (the ABorrower/Holding (Australia) Advance"); (vi) the acquisition by F-Australia of certain assets from Furmanite Australia Pty Limited (ACN 004 792 312) (the "Australian Seller") for A$6.1 million pursuant to the Australian Acquisition Agreement; (vii) the acquisition by Holding of certain intangible assets from the Australian
                  Seller for A$2.5 million pursuant to the Australian Acquisition Agreement; (viii) the issuance by the Issuer of a Letter of Credit for the account of the Borrower in favor of BOS Australia in a Stated Amount of A$5.0 million; (ix) the establishment by FOSI of F-New Zealand; (x) the contribution of A$100,000 by FOSI to the capital of F-New Zealand and (xi) the acquisition by Holding and F-New Zealand of certain assets for A$300,000 pursuant to the New Zealand Acquisition Agreement;

         (b) "Christiania Advance" shall mean an unsecured loan to Norway Holdings in a principal amount not exceeding NOK10,000,000 which may made by Christiania pursuant to the Christiania Loan Documents.

         (c) "Christiania L/C" shall mean the letter of credit that may be issued by the Issuer pursuant to Section 2A.1(f) in favor of Christiania in the Stated Amount of NOK10,225,000 million in connection with the Furmanite AS Transaction.

         (d) "Christiania Loan Documents" shall mean the letter agreement between Christiania and Norway Holdings dated November 17, 1997 relating to the borrowing by Norway Holdings of up to NOK10,000,000 and all agreements, documents, notes and other instruments entered into pursuant thereto or in connection therewith which were delivered to the Agent pursuant to
                  Section 21(d)(i)(B) of the New Fourth Amendment.

         (e) "Combined Group" shall mean, collectively, the Borrower, KOSI, FOSI and their respective Subsidiaries, on a consolidated basis.

         (f) "Loan Parties": shall mean, individually and collectively, Holding, the Borrower, Furmanite, each Subsidiary of
                  Furmanite, KOSI, each Subsidiary of KOSI, FOSI and each Subsidiary of FOSI.

                  (3) The following defined terms in Annex I are amended as follows:

         (a) "Consolidated Group": to add the word "FOSI," after the word "Furmanite" therein.

         (b) "Significant Subsidiary": (x) to add the word "or FOSI" after the word "KOSI" in the clause (b) thereof; and (y) to restate the final sentence thereof in its entirety as follows:

                  Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document (including, without limitation, the definition of "Insignificant Subsidiary" in this Annex I) each of F-Australia and Norway Holdings shall be a Significant Subsidiary for so long as it is a Subsidiary of Borrower or Holding, except that no such company shall be a Significant Subsidiary for purposes of Section 7.20 unless it shall have executed and delivered a Guarantee Agreement, Security Agreement, Pledge Agreement (or supplement or amendment thereto) satisfactory to the Agent and such other agreements and instruments as are required in accordance with such Section.

                  (4) The defined  terms  "Borrower/Holding  (Norway)  Advance",
         "Norway   Holdings/Norway  Opco  Advance"  and  "Holding/FOSI  (Norway)
         Advance" are deleted from Annex I.

                  (5) Section 2.4A. Section 2.4A is amended by restating Section 2.4A(h) as follows:

                  "(h) The proceeds of the 1997 Term Loans will be used by the Borrower to make the Borrower/Holding (Australia) Advance and for general corporate purposes, and the proceeds of the Borrower/Holding (Australia) Advance will be used by Holding solely to consummate the Australian Transaction and to make the Holding/FOSI (Australia) Advance."

                  (6) Section 2A.

                  (1) Section 2A of the Loan Agreement is amended by restating Section 2A.1(f)(ii) as follows:

                           "(ii) Notwithstanding any provision of this Section 2A.1 to the contrary, the Borrower shall be permitted to request (by way of an Issuance Request) that the Issuer issue the Christiania L/C in the form of Exhibit A to the New Fourth Amendment and, subject to the terms and conditions of this Agreement
                           (including,   without  limitation,   Section  6A  and
                           Section 2A but excluding Section 2A.1(b)(iv)), on or promptly after all conditions (other than the issuance of such Letter of Credit) to the Furmanite AS Closing Date shall have been satisfied (or waived), provided that such date occurs on or prior to December 31, 1997, the Issuer shall issue the Christiania L/C, and such letter of credit shall constitute a Letter of Credit for all purposes of this Agreement; provided, however, that (i) all reimbursements under Section 2A.4 for amounts disbursed under the Christiania L/C shall be made in Dollars, in the Dollar Equivalent of each disbursement thereunder, (ii) unpaid Reimbursement
                           Obligations   thereunder   pursuant   to  the  fourth
                           sentence of Section 2A.4 shall be converted into Dollars, (iii) all Deemed Disbursements shall be deemed to have been made in NOK and reimbursements in respect thereof under Section 2A.6 shall be made in NOK, and (iv) in the event that the Christiania L/C is issued without Borrower having submitted any Issuance Request therefor, Borrower shall nonetheless be deemed to have submitted an Issuance Request for the issuance thereof."

                  (2) Section 2A to the Loan Agreement is further amended by inserting the following subsection as a new subsection 2A.1(g):

                           "(g)  Notwithstanding  any  other  provision  of this
                           Section 2A.1 to the contrary, (i) the BOS Australia L/C may be issued in support of the obligations of BOS Australia under the BOS Australia Loan Documents; and (ii) the Christiania L/C may be issued in support of the obligations of Norway Holdings under the Christiania Loan Documents."

                  (3) Section 2A of the Loan Agreement further is amended by inserting the number "(i)" after the words "Notwithstanding the foregoing" in the final sentence of Section 2A.3(a) thereof, and deleting the period at the end of such sentence and inserting the following at the end of such sentence:

                           "and (ii) the Letter of Credit fee with respect to the Christiania L/C (other than the aforesaid $500 fee)  may  be  paid  by  the  Borrower  quarterly  in
                           advance, on the NFTAD and every three months thereafter, and, if so paid, shall be based on the Stated Amount of the Christiania L/C on the NFTAD and on the quarterly date that such fee is required to be paid."

                  (7) Section 7.11. Section 7.11 of the Loan Agreement is amended by inserting the words "or FOSI" after the word "KSI" therein.

                  (8) Section 7.19. Section 7.19 is amended by

         (a) replacing the Dollar amount "$500,000" in Subsection (a) thereof with the Dollar amount "$1,000,000";

         (b) replacing the Dollar amount "$100,000" in clause (b) thereof with the Dollar amount "$500,000"; and

         (c)      adding a new subsection (c) thereto as follows:

                           "(c)  Holding  shall cause FOSI to pay  dividends  to
                  Holding, semiannually within 20 days after the end of each fiscal half-year of FOSI, in an aggregate amount so that the aggregate amount of cash and cash equivalents retained by FOSI after payment of such dividend does not exceed $500,000; provided, that nothing contained herein shall require FOSI to pay dividends to Holding if and to the extent that FOSI is prohibited by statute from doing so."

                  (9) Section 7.20. Section 7.20(b) is amended by deleting the words "Borrower and of KOSI" each time they appear therein and inserting, in each such place in lieu of such words, the words "Borrower, of KOSI and of FOSI".

                  (10) Section 8.1. Section 8.1 is amended by adding a new subsection (d) thereto as follows:

                  "(d) FOSI will not enter into any  business or activity  other
                  than  its   ownership   of  the   capital   stock  of  Foreign
                  Subsidiaries."

                  (11) Section 8.3. Section 8.3 is amended by restating new clauses (xxi) and (xxii) as follows therewith:

                  "(xxi) provided that the Furmanite AS Closing Date occurs on or prior to December 31, 1997, unsecured indebtedness of Norway Holdings to Christiania consisting of the Christiania Advance;" and

                  "(xxii) the following intercompany indebtedness: (i) the Holding/FOSI (Australia) Advance, and (ii) the Borrower/Holding (Australia) Advance; provided, that each such Advance is evidenced by a subordinated intercompany note in form and substance satisfactory to the Agent (such notes, collectively, the "1997 Intercompany Notes") each of which is pledged to the Agent pursuant to the Security Documents; and provided further that if the Furmanite AS Closing Date does not occur on or prior to December 31, 1997, FOSI shall promptly repay to Holding the portion of the Holding/FOSI (Australia) Advance (equal to NOK 4,000,000) intended to be used by FOSI in connection with the Furmanite AS Transaction;

                  (12) Section 8.5. Section 8.5 of the Loan Agreement is amended by:

         (a) restating the proviso (which was added to Section 8.5 by the New Third Amendment) at the end of the first proviso to such Section as follows:

                  "and, provided further, that the Borrower and Holding shall be permitted to make the applicable advances referred to in clause (xxii) of Section 8.3;" and

                  "inserting the words "FOSI, Subsidiaries of FOSI," after the words "thereunder to" in clause (d) of the fourth proviso to
                  Section 8.5 (relating to the CMA Account);

                  (13) Section 8.10. Section 8.10 of the Loan Agreement is amended by deleting all of clause (ii) to the proviso at the end thereof and deleting the word "and" appearing immediately prior to said clause (ii).

                  (14) Section 8.12. Section 8.12(a) of the Loan Agreement is amended by deleting the existing clause (v) thereto and replacing said clause with the following clause:

                  "or (v) provided that the Furmanite AS Closing Date occurs on or prior to December 31, 1997, the sale by KOSI, or if after the KOSI/FOSI Merger, FOSI, to Norway Holdings of 100% of the capital stock of Furmanite AS in connection with the consummation of the Furmanite AS Transaction on the terms provided in the definition thereof;"

                  (15) Section 10.1. Section 10.1(a) is amended by adding the word AFOSI," after the word "KOSI" in the second sentence thereof.

                  (16) Section 10.5. Section 10.5(h) of the Loan Agreement is hereby restated as follows:

                  "(h) On and after the NTA, Holding will own 100% of the issued and outstanding shares of capital stock of FOSI and FOSI will own 100% of the issued and outstanding shares of capital stock of F-Australia and F-New Zealand. On and after the Furmanite AS Closing Date, FOSI will own 100% of the issued and outstanding shares of capital stock of Norway Holdings, and Norway Holdings will own 100% of the issued and outstanding shares of capital stock of Furmanite AS."

                  (17) Section 10.11. Section 10.11 is amended by adding the words "and (vi) FOSI" after the words "(v) KOSI" in subsection (d) thereof.

                  (18) Section 10.20. Section 10.20 of the Loan Agreement is amended by (i) inserting in the first sentence thereof after the words "all Subsidiaries of KOSI that are not Significant Subsidiaries," the words "and all Subsidiaries of FOSI that are not Significant Subsidiaries"; and (ii) inserting in the second sentence thereof, after the words "all Subsidiaries of KOSI that are not Significant Subsidiaries", the words "and for all Subsidiaries of FOSI that are not Significant Subsidiaries".

                  (19) Consents.

         (1)      In  reliance  on  the  agreements  and  the  accuracy  of  the representations and warranties of Borrower and Holding contained elsewhere in this Amendment, and provided that the Furmanite AS Closing Date occurs on or prior to December 31, 1997, (x) the Agent and the Banks hereby consent (i) for purposes of Section 8.12(b) and Section 8.14 of the Loan Agreement to the organization by FOSI of Norway Holdings and to the contribution by FOSI of NOK 4.0 million to the capital of Norway Holdings and (ii) for purposes of any provisions of the Security Documents executed by KOSI (and if such sale occurs after the KOSI/FOSI Merger, by FOSI) which are analogous to Section 8.12(a) of the Loan Agreement, to the sale by KOSI or, if after the KOSI/FOSI merger, by FOSI, of the stock of Furmanite AS pursuant to the Furmanite AS Transaction; and (y) the Agent and the Banks hereby release from the lien of the U.S. Pledge Agreement the shares of stock of Furmanite AS pledged thereunder, such release being made without representation or warranty by, or recourse to, the Agent or any Bank.

         (2) (i) In reliance on the agreements and the accuracy of the representations and warranties contained in clause (ii) below and elsewhere in this Amendment, and provided that (x) the merger of KOSI into FOSI (the "KOSI/FOSI Merger") pursuant to the Merger Agreement (as defined below) becomes effective on or prior to December 31, 1997 and (y) on or prior to the effectiveness of the KOSI/FOSI Merger the conditions to this consent set forth in clause (iii) below are satisfied, the Agent and the Banks hereby consent, for purposes of Sections 7.6, 7.13, 8.8, 8.9(a), 8.10., 8.11(a) and 8.12(a) of the Loan
                  Agreement, and those provisions of the Security Documents executed by Holding, KOSI or FOSI analogous to those Sections of the Loan Agreement specified above, to the KOSI/FOSI Merger.

                  (ii) In addition to the other agreements, representations and warranties of Borrower and Holding contained elsewhere in this Amendment, to induce the Agent and the Banks to enter into this Amendment and grant the consents contained herein, the Borrower and Holding hereby jointly and severally represent and warrant to, and agree for the benefit of, the Agent and the Banks that (x) upon the effectiveness of the KOSI/FOSI Merger, (A) FOSI will possess all of the properties, rights, powers and privileges of KOSI; (B) FOSI will be subject to all of the debts, obligations and liabilities of KOSI and will have acquired all of KOSI's properties subject to all Liens thereon created by KOSI in favor of the Agent and the Banks, which Liens shall be first priority perfected Liens which secure the Obligations as fully as they had immediately prior to the effectiveness of the KOSI/FOSI Merger; (C) all representations and warranties set forth in this Amendment, the Agreement and the other Loan Documents will be true and correct as if made on such date of effectiveness (with all references in the representations and warranties contained in this Agreement to the NFTAD being deemed, for these purposes, to include a reference to such merger effectiveness date); (y) on or prior to the effectiveness of the KOSI/FOSI Merger, each of the Borrower, Holding, KOSI, FOSI, each Subsidiary of KOSI immediately prior to the KOSI/FOSI Merger and each other Credit Party shall have taken such action as is necessary to ensure that FOSI is possessed of all of the properties, rights, powers and privileges of KOSI, and bound by all of the debts, obligations and liabilities of KOSI, and that all property that had been property of KOSI remains subject to existing Liens in favor of the Agent and the Banks, and (z) the Borrower, Holding, KOSI, FOSI, each Subsidiary of KOSI (immediately prior to the merger) and each other Credit Party shall take all other action, and execute and/or deliver all agreements, instruments and other documents, necessary or reasonably requested by the Agent to give effect to the foregoing;

                  (iii) It shall be a condition precedent to the effectiveness of the consent set forth in subsection 18(b)(i) above that on or prior to the effectiveness of the KOSI/FOSI Merger there shall have been delivered to the Agent each of the following:

                  (1) a copy of the merger agreement between KOSI and FOSI (the "Merger Agreement"), certified by senior officers of each of KOSI and FOSI as being a complete and true copy, which merger agreement shall be satisfactory in all respects to the Agent and the Banks;

                  (2) an acknowledgment by FOSI, satisfactory to the Agent, that upon effectiveness of the KOSI/FOSI Merger, all property which had been owned by KOSI immediately prior to the merger will be owned by FOSI subject to existing Liens in favor of the Agent and the Banks;

                  (3) a legal opinion from Farara, George-Creque & Kerins, British Virgin Islands ("BVI") counsel to the Borrower and Holding, satisfactory to the Agent, to the effect set forth on Exhibit D hereto and covering such other matters as the Agent shall reasonably request;

                  (4) a legal opinion from Michael Glazer, Esq., counsel to the Credit Parties, with respect to the KOSI/FOSI Merger, in form and substance satisfactory to the Agent;

                  (5) Undated stock powers, satisfactory to the Agent, duly executed in blank by FOSI with respect to the shares of stock and other equity interests of each company that immediately prior to the merger was a Subsidiary of KOSI;

                  (6) A certificate from a senior officer of Borrower, dated the merger effective date, that all representations and warranties set forth in Section 18(b)(ii) and Section 19 of this Agreement are true and correct as of such date as though such representations and warranties had been made at and as of such time; and

                  (7) Such other agreements, instruments and documents as the Agent may reasonably request in connection with the merger.

(20) Representations. To induce the Agent and the Banks to enter into this Amendment and to grant the consents contained herein, Holding and the Borrower hereby jointly and severally represent and warrant to the Banks and the Agent as follows (which representations and warranties are made as of the date hereof, as of the date the Merger Agreement is executed, as of the date of effectiveness of the KOSI/FOSI Merger and as of the Amendment Final Closing Date, and shall survive the execution, delivery and effectiveness of this Amendment):

                  (A) The execution and delivery by each Credit Party (to the extent it is party thereto) of this Amendment, and all other amendments and agreements being delivered on the NFTAD or pursuant thereto and such Person's performance of such Loan Documents and the Agreement as amended by this Amendment and the consummation of the transactions contemplated under this Amendment and such other Loan Documents have been duly authorized by all necessary corporate and stockholder action.

                  (B) This Amendment, the Agreement as amended by this Amendment, the U.S. Pledge Agreement as amended by Amendment No. 4 thereof, and all other amendments and agreements delivered on the NFTAD or pursuant thereto are the legal, valid and binding obligations of the Credit Parties party thereto, enforceable in accordance with their respective terms subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (C) The Security Documents secure or guarantee, as the case may be, all Loans and Letters of Credit whether made or issued before, on or after the NFTAD. No amendments need to be made in any of the Security Documents, nor does any action need to be taken, to effectuate the provisions of the preceding sentence.

                  (D) The priority of all Liens in favor of the Agent and the Banks under the Security Documents (whether in respect of Loans or Letters of Credit made or issued before, on or after the NFTAD) shall be the same as the priority of all Liens immediately prior to the NFTAD with respect to Loans and Letters of Credit outstanding immediately prior to the NFTAD.

                  (E) No Default or Event of Default exists.

                  (F) All representations and warranties contained in the Agreement and in the other Loan Documents or otherwise made by the Borrower or any other Credit Party in connection with any of the foregoing are true and correct in all material respects with the same effect as though such representations and warranties were now being made.

                  (G) The Borrower confirms that it requested the issuance of the BOS (Australia) L/C in the form attached as Exhibit B hereto and reaffirms all of its obligations to reimburse the Issuer for all drawings thereunder and all of its other obligations under Section 2.4A of the Loan Agreement with respect thereto.

                  (H) The chief executive office of Holding is located at 2435 North Central Expressway, Richardson, Texas 75080. The major executive office of the Borrower in the United States is located at 2435 North Central Expressway, Richardson, Texas, 75080.

(21) Effectiveness of Section 18(b) and Related Sections. Sections 1, 2, 3(a), 3(b)(i), 3(b)(v), 3(b)(vi), 4, 6-9, 12-14, 16,17, 18(b), 19, 22(b), 22(c), and
24-28 of this Amendment shall become effective on and as of the date that the Borrower, Holding and the Banks shall have executed a copy of this Amendment and delivered the same to the Agent at 565 Fifth Avenue, New York, New York 10017 (Attention: John Kelly) or, in the case of the Banks, shall have given to the Agent written notice (actually received) that the same has been signed and is being sent to the Agent.

(22) Effectiveness of Other Sections of this Agreement. The Sections of this Amendment which have not become effective pursuant to Section 20 hereof shall become effective when and as of the date that each of the following conditions have been fulfilled to the satisfaction of the Agent (or waived by the Agent). The first date on which all of the following conditions have been so satisfied (or so waived) is herein referred to as the "Amendment Final Closing Date". If the Amendment Final Closing Date shall not have occurred by the close of business (New York time) on December 31, 1997 (or such later date as may be specified to by the Agent in writing), the Sections of this Amendment which shall not have become effective pursuant to Section 20 hereof shall be deemed rescinded, null and void.

                  (A) [Intentionally omitted]

                  (B) There shall have been delivered to the Agent a certificate of an authorized officer and of the secretary of each of the Borrower, Holding, KOSI, FOSI and Norway Holdings, with respect to the various transactions referred to herein, along with resolutions authorizing the same, specimen signatures and incumbency certificates, in form and substance satisfactory to the Agent, and certified copies of the Charter Documents of Norway Holdings, which in each case shall be satisfactory to the Agent in all respects.

                  (C) The Borrower shall have delivered to the Agent Amendment No. 4 to Pledge Agreement (referring, inter alia to the pledge of stock of Norway Holdings) in the form of Exhibit E hereto executed by all Loan Parties party thereto.

                  (E) The Borrower shall have delivered to the Agent (i) copies of (A) the agreement between KOSI or FOSI and Norway Holdings regarding the transfer of the Furmanite AS shares to Norway Holdings in the form of Exhibit C hereto (the "Furmanite AS Share Sale Agreement"), and (B) the Christiana Loan Documents in the form of Exhibit F hereto, in each case, certified as true and complete by an authorized officer of the Borrower, (ii) evidence satisfactory to the Agent (including a certificate of a senior officer of Borrower to such effect) that the Furmanite AS Transaction shall have been consummated substantially in accordance with the definition thereof and the Furmanite AS Share Sale Agreement and (iii) a certificate of a senior officer of Borrower that the representations and warranties set forth in Section 19 hereof are true and correct as of the Amendment Final Closing Date, as though such representations and warranties had been made at and as of such time.

                  (F)  Holding  and the  Borrower  shall have  delivered  to the
         Agent:

                  (1) a legal opinion (the "Norway Opinion") from Advokat Thomas Smedsvig, Norwegian counsel for the Credit Parties (or other counsel satisfactory to the Agent), covering the matters previously agreed to by the Agent and the Borrower; and

                  (2) a legal opinion from Michael Glazer, Esq., counsel to the Credit Parties, covering the matters previously agreed to by the Agent and the Borrower;

                  (G) [Intentionally deleted]

                  (H) Norway Holdings shall have executed and delivered to the Agent a Security Agreement, Guarantee and amendment to the U.S. Pledge Agreement (with respect to the shares of Furmanite AS)(in each case, in form and substance satisfactory to the Agent) unless, in any such case, the Norway Opinion advises that the execution of such agreement would be unlawful under the laws of Norway;

                  (I) Holding shall have delivered to Agent stock powers duly executed in blank by Holding (under its current name (Furmanite Worldwide, Inc.)) with respect to the shares of stock of the Borrower, FAI, KOSI (unless the KOSI/FOSI Merger shall have occurred) and FOSI; and endorsements duly executed in blank by Holding (under its current name (Furmanite Worldwide, Inc.)) with respect to all notes pledged by Holding to the Agent;

                  (J) Norway Holdings shall have appointed CT Corporation Systems, 1633 Broadway, as its agent for service of process and shall have delivered to the Agent CT Corporation Systems' acceptance of such appointment; and

                  (K) Holding and the Borrower shall have delivered or caused to be delivered such other agreements, instruments and documents as are reasonably requested by the Agent.

                  All agreements, documents, and other instruments required to be delivered to the Agent pursuant to this Section 21 shall be in form and substance satisfactory to the Agent.

(23) Post-Closing Obligations. Holding and the Borrower hereby jointly and severally agree to deliver (or cause to be delivered):

                  (A) to the Agent (unless the Agent shall have agreed otherwise in writing) on or before the day which is 30 days after the consummation of the Furmanite AS Transaction, all stock certificates issued by Norway Holding to FOSI, accompanied by stock powers, duly executed in blank;

                  (B) to the Agent (unless the Agent shall have agreed otherwise in writing), on or before January 31, 1998, the following in form and substance satisfactory to the Agent:

                  (1) amendments (and filings and recordations applicable thereto) required by the Agent of such Pledge Agreements, Security Agreements, Security Documents and Foreign Guarantees as are specified by the Agent; and

                  (2) certified copies of resolutions adopted by each Credit Party with respect to such Credit Party's execution and delivery of the Confirming Consent delivered in connection with the New Third Amendment; and

                  (3) to the Agent (unless the Agent shall have agreed otherwise in writing) within 30 days following the effectiveness of the KOSI/FOSI Merger, certificates, satisfactory to the Agent, (i) from a senior officer of each company that immediately prior to the merger was a Subsidiary of KOSI, to the effect that such Subsidiary has noted on its books and records, including, without limitation, its stock register,
                           (A) the KOSI/FOSI Merger and the change in ownership of its stock and other equity interests resulting therefrom and (B) the pledge by FOSI, as surviving corporation of the merger, to the Agent and the Banks of all stock and other equity interests in such Subsidiary and (ii) from a senior officer of each company the pledge of the stock of which by KOSI to the Agent is noted in any public register, a certificate that such public register reflects the pledge of such stock by FOSI as successor to KOSI to the Agent;

                  (4) to the Agent on or before the day which is 30 days after the consumation of the Furmanite AS Transaction, evidence satisfactory to the Agent, of all recordation and other actions (including, without limitation, any notations on the books and records of any Credit Party or other Persons or any public register and whether in respect of Loans or other extensions of credit made before, on or after the NFTAD) necessary or requested by Agent to perfect security interest granted by FOSI and KOSI and the security interest (if any) granted by Norway Holdings, to the Agent and the Banks, or to maintain the perfection or priority thereof;

                  The failure by the Borrower or Holding to comply with the provisions of this Section on or before such applicable date (or such later date as the Agent shall have consented to in writing) shall be an Event of Default (without any "grace period") as fully as if same were set forth in full in Section 9 of the Loan Agreement.

(24) Waiver. The Agent hereby waives (i) the requirement set forth in Section 22(ii)(c) of the New Third Amendment that the solvency certificate referred to therein be delivered to the Agent, and (ii) the requirement set forth in Section 22(iii) of the New Third Amendment that an amended and restated Loan Agreement be delivered to the Agent.

(25) Limited Nature of Amendments. The amendments, waivers (if any) and consents (if any) set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to any waiver of, or modification of, any other term or condition of the Loan Agreement or any of the documents referred to therein or (b) prejudice any right or rights which the Banks or the Agent may now have or may have in the future under or in connection with the Loan Agreement or any of the documents referred to therein. Except as expressly amended hereby, the terms and provisions of the Loan Agreement shall remain in full force and effect.

(26) Integration.

                  (A) THIS AMENDMENT, THE LOAN AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE MATTERS COVERED HEREBY AND THEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                  (B)  THERE  ARE  NO  UNWRITTEN  ORAL  AGREEMENTS  BETWEEN  THE
         PARTIES.

(27) Governing Law. THIS AMENDMENT, INCLUDING THE VALIDITY THEREOF AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(28) Counterparts. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument. Telecopied signatures hereto shall be of the same force and effect as an original of a manually signed copy.

(29) Headings. The descriptive headings of the various provisions of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

BANK OF SCOTLAND,
  individually and as Agent

By:                //s//

FURMANITE PLC
  (formerly KANEB UK plc)

By:              //s//

FURMANITE WORLDWIDE INC., (formerly KANEB INTERNATIONAL INC.)

By:            //s//